Exhibit 99.1

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Lease Expirations and Lease Distribution

Lease Expirations

As of September 30, 2011

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		961,060	6.3%	—	0.00%
2011	152	140,497	0.9%	14,162	1.89%	$100.80	100.80	14,162
2012	243	400,348	2.6%	38,001	5.06%	$94.92	96.12	38,482
2013	247	974,871	6.4%	68,954	9.18%	$70.73	73.89	72,030
2014	214	1,350,386	8.9%	97,844	13.03%	$72.46	77.64	104,839
2015	128	1,957,003	12.8%	82,118	10.94%	$41.96	45.79	89,613
2016	131	1,632,150	10.7%	68,146	9.07%	$41.75	46.52	75,922
2017	59	936,546	6.1%	41,064	5.47%	$43.85	49.43	46,294
2018	83	1,080,373	7.1%	53,489	7.12%	$49.51	60.15	64,985
2019	78	1,618,451	10.6%	96,675	12.87%	$59.73	72.83	117,864
2020	75	913,495	6.0%	55,483	7.39%	$60.74	76.33	69,730
Thereafter	176	3,297,679	21.6%	135,010	17.98%	$40.94	60.93	200,930

Portfolio Total /Weighted Average	1,586	15,262,859	100.0%	$750,946	100.0%	$52.51	$62.57	$894,851

Lease Distribution

As of September 30, 2011

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases (1)	Percentage of All Leases	Total Net Rentable Square Feet (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent
Available			961,057	6.3%	—	0.0%
2,500 or less	1,022	64.4%	472,586	3.1%	54,515	7.3%
2,501 - 10,000	270	17.0%	1,600,012	10.5%	138,393	18.4%
10,001 - 20,000	128	8.1%	2,070,677	13.6%	160,971	21.4%
20,001 - 40,000	81	5.1%	2,347,051	15.4%	147,016	19.6%
40,001 - 100,000	58	3.7%	3,816,799	25.0%	146,115	19.5%
Greater than 100,000	27	1.7%	3,994,677	26.1%	103,936	13.8%

Portfolio Total	1,586	100.0%	15,262,859	100.0%	$750,946	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of September 30, 2011 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Third Quarter 2011

Lease Expirations—By Product Type

As of September 30, 2011

(Dollar amounts in thousands)

TURN-KEY DATACENTER

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		322,870	2.1%	—	0.0%
2011	46	18,555	0.1%	$3,181	0.4%	$171.44	$171.44	$3,181
2012	85	128,586	0.8%	19,955	2.7%	155.19	156.86	20,170
2013	89	353,563	2.3%	46,859	6.2%	132.53	139.70	49,394
2014	94	370,258	2.4%	57,775	7.7%	156.04	166.84	61,775
2015	41	204,151	1.3%	25,263	3.4%	123.75	134.79	27,518
2016	60	295,178	1.9%	35,261	4.7%	119.46	133.70	39,464
2017	18	182,444	1.2%	20,177	2.7%	110.59	123.10	22,459
2018	37	264,087	1.7%	28,959	3.8%	109.66	140.12	37,003
2019	27	404,109	2.7%	56,304	7.5%	139.33	172.76	69,815
2020	34	260,661	1.7%	35,854	4.8%	137.55	174.29	45,431
Thereafter	71	604,536	4.0%	53,208	7.1%	88.01	148.12	89,544

Portfolio Total /Weighted Average	602	3,408,998	22.2%	$382,796	51.0%	$124.04	$150.92	$465,754

COLOCATION

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		75,431	0.5%	—	0.0%
2011	45	50,272	0.3%	$9,641	1.3%	$191.78	$191.78	$9,641
2012	92	79,285	0.5%	14,110	1.9%	177.97	181.04	14,354
2013	93	43,394	0.3%	6,588	0.9%	151.82	156.40	6,787
2014	37	41,563	0.3%	7,954	1.1%	191.37	199.43	8,289
2015	2	2,342	0.0%	377	0.1%	160.97	176.35	413
2016	2	2,424	0.0%	385	0.1%	158.83	176.98	429
2017	2	5,456	0.0%	625	0.1%	114.55	122.25	667
2018	—	—	0.0%	—	0.0%	—	—	—
2019	3	—	0.0%	330	0.0%	—	—	419
2020	1	—	0.0%	15	0.0%	—	—	20
Thereafter	1	3,194	0.0%	276	0.0%	86.41	113.34	362

Portfolio Total /Weighted Average	278	303,361	1.9%	$40,301	5.5%	$176.81	$181.55	$41,381

POWERED BASE BUILDING

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		322,552	2.1%	—	0.0%
2011	11	47,526	0.3%	$638	0.1%	$13.42	$13.42	$638
2012	11	55,153	0.4%	1,824	0.2%	33.07	33.27	1,835
2013	15	279,072	1.8%	8,286	1.1%	29.69	30.20	8,428
2014	33	669,834	4.4%	27,766	3.7%	41.45	45.07	30,192
2015	45	1,610,385	10.6%	52,971	7.0%	32.89	35.99	57,950
2016	35	1,135,721	7.4%	29,172	3.9%	25.69	28.49	32,355
2017	9	156,094	1.0%	7,317	1.0%	46.88	55.70	8,695
2018	10	571,579	3.8%	19,673	2.6%	34.42	39.02	22,305
2019	21	1,138,829	7.5%	38,503	5.1%	33.81	40.15	45,726
2020	17	354,651	2.3%	12,639	1.7%	35.64	45.61	16,177
Thereafter	59	2,225,018	14.6%	71,627	9.5%	32.19	44.65	99,350

Portfolio Total /Weighted Average	266	8,566,414	56.2%	$270,416	35.9%	$32.80	$39.26	$323,651

NON-TECHNICAL

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		240,207	1.6%	—	0.0%
2011	50	24,144	0.2%	$701	0.1%	$29.03	$29.03	$701
2012	55	137,324	0.9%	2,112	0.3%	15.38	15.45	2,122
2013	50	298,842	2.0%	7,222	1.0%	24.17	24.84	7,422
2014	50	268,731	1.8%	4,348	0.6%	16.18	17.05	4,582
2015	40	140,125	0.9%	3,509	0.5%	25.04	26.63	3,732
2016	34	198,827	1.3%	3,328	0.4%	16.74	18.48	3,674
2017	30	592,552	3.9%	12,945	1.7%	21.85	24.42	14,473
2018	36	244,707	1.6%	4,858	0.6%	19.85	23.20	5,678
2019	27	75,513	0.5%	1,537	0.2%	20.35	25.21	1,904
2020	23	298,183	2.0%	6,975	0.9%	23.39	27.17	8,103
Thereafter	45	464,931	3.0%	9,897	1.3%	21.29	25.11	11,674

Portfolio Total /Weighted Average	440	2,984,086	19.7%	$57,432	7.6%	$20.93	$23.35	$64,065

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of September 30, 2011 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.